United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 13, 2012

OXiGENE, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-21990	13-3679168
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

701 Gateway Boulevard, Suite 210, South San Francisco, CA 94080

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (650) 635-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On March 13, 2012, OXiGENE, Inc. (the “Company”) issued an earnings press release announcing its financial results for the fiscal year ended December 31, 2011. A copy of the earnings press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. The information contained in the earnings press release shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)    On March 13, 2012, the Company announced that James B. Murphy’s tenure as the Company’s Vice President, Chief Financial Officer will end at the end of March 2012 after the filing of the Company’s Form 10-K for the fiscal year ended December 31, 2011. As previously reported by the Company in its current report on Form 8-K filed on August 30, 2011, Mr. Murphy’s departure comes in light of the Company’s restructuring on September 2011 and a consolidation of the Company’s operations in South San Francisco.

(c)    On March 13, 2012, the Company also announced that the Board of Directors of the Company appointed David L. Johnson as the Company’s Chief Financial Officer to take effect upon Mr. Murphy’s departure from the Company at the end of March 2012. In this role, Mr. Johnson will serve as the Company’s principal financial officer and principal accounting officer.

Mr. Johnson, age 58, is presently, and has been since December 2002, the Managing Director of Macauley Johnson, LLC, which provides Chief Financial Officer services to emerging and established life sciences companies on a part-time, interim or project basis. Prior to founding Macauley Johnson, Mr. Johnson served as Chief Financial Officer of Pain Therapeutics, Inc, a publicly traded biopharmaceutical company that develops novel drugs, from January 2000 to December 2002. Prior to January 2000, Mr. Johnson held various financial positions at companies, including Elan Pharmaceuticals North America, Gilead Sciences, Chiron Corporation and The Cooper Companies. Mr. Johnson holds a Bachelors of Science in Accounting from Oklahoma State University and is a Certified Public Accountant.

Mr. Johnson’s arrangement with the Company as its Chief Financial Officer, principal financial officer and principal accounting officer is a part-time, at-will commitment with no set term. Pursuant to the terms of the Company’s arrangement with Mr. Johnson, he is entitled to receive $230 per hour, not to exceed 16 hours per week without the Company’s prior written consent. As a part-time employee, Mr. Johnson will not be entitled to receive the Company’s customary benefits, incentive, bonus, options plans or company paid holidays. As a condition of and prior to commencing his employment, Mr. Johnson is also required to enter into the Company’s standard form of employee proprietary information and inventions agreements.

(e)    The disclosure contained in Item 5.02(c) of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)    The following exhibit is furnished with this report:

Exhibit	Description

99.1	Earnings press release dated March 13, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OXiGENE, Inc.

Date: March 13, 2012	/S/ PETER J. LANGECKER
By: Peter J. Langecker
Chief Executive Officer